EXHIBIT 99.3

inTEST Corporation



Innovative Test & Process Solutions

2021 Q1 Financial Results
Conference Call Presentation
May 7, 2021

Nick Grant
President and CEO

Hugh Regan
Treasurer and CFO

inTEST Corporation (NYSE American: INTT)

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals, that are based upon management's current expectations. Our forward-looking statements can often be identified by the use of forward-looking terminology such as "believes," "expects," "intends," "may," "will," "should," "plans," "projects," "forecasts," "outlook," "anticipates" or similar terminology. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, any mentioned in this presentation as well as the impact of the COVID-19 pandemic on our business, liquidity, financial condition and results of operations; indications of a change in the market cycles in the Semi Market or other markets we serve; changes in business conditions and general economic conditions both domestically and globally; changes in the demand for semiconductors; the success of our strategy to diversify our business by entering markets outside the Semi Market; our ability to successfully consolidate our EMS operations without any impact on customer shipments, quality or the level of our warranty claims and to realize the benefits of the consolidation; the possibility of future acquisitions or dispositions and the successful integration of any acquired operations; our ability to borrow funds or raise capital to finance potential acquisitions; changes in the rates and timing of capital expenditures by our customers; and other risk factors set forth from time to time in our Securities and Exchange Commission filings, including, but not limited to, our annual report on Form 10-K for the year ended December 31, 2020. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks to circumstances only as of the date on which it is made. We undertake no obligation to update the information in this presentation to reflect events or circumstances after the date hereof or to reflect the occurrence of anticipated or unanticipated events.

Non-GAAP Financial Measures

In addition to disclosing results that are determined in accordance with GAAP, we also disclose non-GAAP financial measures. These non-GAAP financial measures consist of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, EBITDA, net earnings excluding restructuring and other non-recurring charges and net earnings excluding restructuring and other non-recurring charges per diluted share. Adjusted net earnings (loss) is derived by adding acquired intangible amortization, adjusted for the related income tax expense (benefit), to net earnings (loss). Adjusted net earnings (loss) per diluted share is derived by dividing adjusted net earnings (loss) by diluted weighted average shares outstanding. EBITDA is derived by adding acquired intangible amortization, interest expense, income tax expense, and depreciation to net earnings (loss). Net earnings per diluted share excluding restructuring and other non-recurring charges is derived by adding restructuring and other charges and other non-recurring charges, both tax effected, to net earnings (loss) and net earnings excluding restructuring and other non-recurring charges per diluted share is derived by dividing net earnings excluding restructuring and other non-recurring charges by diluted weighted average shares outstanding. These results are provided as a complement to the results provided in accordance with GAAP. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and EBITDA are non-GAAP financial measures presented to provide investors with meaningful, supplemental information regarding our baseline performance before acquired intangible amortization charges as this expense may not be indicative of our current core business or future outlook. These measures may be useful to an investor in evaluating the underlying operating performance of our business. Net earnings excluding restructuring and other non-recuring charges and net earnings excluding restructuring and other non-recurring charges per diluted share are non-GAAP financial measures presented to provide investors with meaningful, supplemental information regarding our baseline performance before restructuring and other non-recurring charges as these restructuring and other non-recurring charges may not be indicative of our current core business or future outlook. The non-GAAP financial measures included in this presentation are used by management to make operational decisions, to forecast future operational results, and for comparison with our business plan, historical operating results and the operating results of our peers. A reconciliation from net earnings (loss) and net earnings (loss) per diluted share to adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share, from net earnings (loss) to EBITDA and from net earnings (loss) and net earnings (loss) per diluted share to net earnings excluding restructuring and other non-recurring charges and net earnings excluding restructuring and other non-recurring charges per diluted share, which are discussed in this earnings release, is contained in the tables below. The non-GAAP financial measures discussed in this presentation may not be comparable to similarly titled measures used by other companies. The presentation of non-GAAP financial measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

CEO Discussion



President & CEO, Nick Grant

- inTEST delivered truly solid Q1'21 financial results
- Momentum cited on Q4 & YE 2020 call has continued unabated
  - Strong demand for our innovative test and process technology solutions across a diverse set of end applications
- Continue to make progress developing vertical growth markets and segments outside of semiconductor market
  - Serves to lessen dependency on this cyclical industry
- Semi market is a considerable driver of our growth
  - Strong industry tailwinds
  - Broad end market demand for semiconductors
  - Compounded by chip shortages

Q1 2021 Bookings and Backlog

($ in millions)

Bookings



$26
$22
$18
$14
$10
$13.8
$13.9
$14.4
$17.6
$25.2
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21

83% YoY

43% QoQ

Backlog



$20
$16
$12
$8
$4
$8.1
$8.7
$8.7
$11.5
$17.1
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21

112% YoY

49% QoQ

inTEST

Q1 2021 Revenue

($ in millions)


20
18
16
14
12
10
8
6
4
2
5.0
6.2
6.9
6.4
7.4
7.1
7.6
7.3
13.3
6.3
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Semi
Multimarket

$19.6M

74% YoY

31% QoQ

- Exceeded guidance range
- Driven by strength in Semi market
- As % of Q1'21 revenue: Semi 68% / Multimarket 32%
- Q1'21 Semi revenues increased 75% QoQ
- Q1'21 Multimarket revenues declined 14% QoQ
  - Reflects slowdown seen in Q4'20 Multimarket bookings
  - Expect Multimarket shipments to regain QoQ growth in June quarter

inTEST

Q1 2021 Net Income and EPS


GAAP EPS
$0.25
$0.15
$0.05
-$0.05
-$0.15
$0.21
$0.02
$0.04
-$0.04
-$0.11
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21


Adjusted EPS (Non-GAAP)
$0.30
$0.20
$0.10
$0.00
-$0.10
$0.24
$0.05
$0.07
-$0.01
-$0.08
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21

- EPS high-end of guidance range
- GAAP net earnings $2.2M
- Adjusted net earnings $2.5M
- EBITDA (Non-GAAP) $3.0M

EMS Products Segment

inTEST

EMS Segment

EMS Products



EMS serves 100% Semiconductor markets, specifically, production test for analog and mixed signal semiconductor applications

- EMS entered 2021 with expanded backlog & good momentum.
- Firing on all cylinders: business continues to benefit from broad-based recovery & demand resurgence that began in Q4'20.
- Semiconductor shortages, especially automotive and mobile, helping to drive orders as our customers race to add capacity.
- Continue to drive installed base diversification ~ securing new customers and broadening geographic reach.
- Q1 EMS bookings of $10.5M up 60% QoQ and 220% YoY.
- Q1 EMS revenues of $8.5M up 102% QoQ and 348% YoY.
- Q1 ramp-up notable: Q4'20 completed manufacturing consolidation of CA manufacturing operation into NJ.
  - Expect to have shipped more Interface products by end of May than shipped in 2020 entirely and more manipulators in 1H'21 than shipped in all of 2019 and 2020 combined.
- Expect to see QoQ revenue growth again in June quarter
  - EMS team working diligently to convert backlog while orders continue to come in at healthy pace.

EMS Highlights

- Continue to gain traction with our automated manipulator solutions and received orders for the first LS Series units outside of the US.

- EMS was selected by an international IDM over an incumbent as their supplier of Interface solutions for burn in testing at the **wafer level.**
  - Historically burn in has been done only post assembly and packaging.
  - Performing sooner allows for earlier failure detection.
  - Development has significant potential with this customer, and we believe it will be for others as well.

- Major EMS win in China selling the first intelligent test cell at a new targeted account.

- Pleased with progress EMS business is making on diversifying its customer base, particularly in light of Semi demand surge we're experiencing.

- Outstanding job capturing growth and working across the supply chain, while watching our utilization rates closely to ensure that they are delivering on our commitments to customers.

Thermal Segment


inTEST
Thermal Segment
inTEST Thermal Solutions
Ambrell
EASYHEAT
EKOHEAT
With VPA Technology

Thermal accounts for all Multimarket revenue and some revenue from Semiconductor front-end manufacturing and back-end test

- Continue to make inroads across multiple industries and verticals.
- Q1'21 bookings of $14.7M up 33% QoQ and 40% YoY.
  - Fueled by improving industrial markets and associated with new budgets at beginning of year.
- Q1'21 revenues of $11.1M up 4% QoQ and 18% YoY.
- Entered June quarter with larger backlog.
- Optimistic market conditions will continue to improve throughout year.

Thermal Highlights

- Ambrell achieved highest bookings quarter in its 30-year history. Beat prior record by 34%.
- Demand for Thermal related semi solutions (front end applications) very strong driver of Q1 Thermal growth.
  - Ambrell: 3 of top 4 customers semi related. 4th was medical customer with crystal growing application.
  - iTS: Semi lab market continues strong. ThermoStream® bookings average > $1M per month for 9 consecutive months (not happened since 2018).
- Automotive/EV:
  - Ambrell received major order for a new EV manufacturing facility in NA. Continues to receive robust orders from other OEMs and EV integrators.
  - iTS delivered number of Thermonics Chillers® to key OEM of materials used in automotive supply chain.
- New Product: Ambrell EKOHEAT® Compact Series first two units up and running with very positive feedback. Received order for 3 additional units from new OEM in Europe. Expect to fully release product in June quarter.
- Despite strength in much of the business, there are areas that were less robust, and we are watching these closely.
  - Bookings in Defense/Aero Thermal business were somewhat sluggish as we saw time to close orders slowed by a variety of approval loops resulting from the new administration.
  - Cannabis extraction orders were down, which seems to be a yearly trend driven by the seasonality surrounding the harvest. In that light, we would look for this business to pick-up later this year.
  - In addition, a couple of major customers' shipments negatively impacted the quarter on a timing related basis.
- Making good strides in Thermal Segment to capture growth opportunities in 2021 and expect that targeted growth investments being made will pay off for us in the future.


Core Growth Strategies
Global & Market Expansion
Strategic Acquisitions & Partnerships
Talent & Culture
Service & Support
Innovation & Differentiation

Investing for the Future: Geographic & Market Expansion









Geographic Expansion Improves Presence in Global Served Markets

- In Q1 groundwork laid to drive future growth in Latin America (inTEST has not historically had a presence)
- Mexico provides significant expansion opportunity for our Thermal business with solid growth potential from a number of US manufacturers leveraging the region's low-cost position.
  - Industrial Base: large percentage of electric motors used in a variety of applications are manufactured in Mexico which plays well for Ambrell business.
  - GM announced plan to invest $1B in Mexico for EV production, which also plays well for us.
  - Ambrell added full-time sales professional in the region.
  - Ambrell initiated plans to set up an application lab in Mexico and add an application engineer to support opportunity development within the region.
    - Already seeing traction from this investment.
- Making investments in Asia
  - Hiring sales manager to develop an iTS Thermonics Chiller network.
  - On Semi side, EMS focusing on expanding in SE Asia to better serve customers.
    - Engineering resource added to further our expansion in this important region.

Market Expansion: New & Adjacent Markets Through Targeted Marketing & Product Development Programs

- **Emerging Markets:** See as high potential growth opportunities for Thermal (not significant areas of business today)
- **EV:** Increased organic activities with new EV integrators on multiple applications and expanded our solution to include coils with industry leader in EV space.
  - Coils are wear items, which will lead to recurring revenue stream at this strategic account.
  - Team also preparing to launch targeted 3D marketing campaign at 300 identified contacts in EV space to continue driving awareness of inTEST solutions and drive lead generation.
- **Cannabis:** Although Q1 slower order period due to seasonality in the industry, we are not easing our efforts.
  - Continued to make progress with OEM initiative launched earlier: (i) received 1st Chiller order from new OEM (just > $300k), (ii) follow-on order from OEM we started working with last year, (iii) started working with 2 new OEMs.
  - Expect work we are doing with these OEMs will generate returns for years to come as industry continues to expand.
  - Launched targeted marketing campaign at > 800 potential customers to increase awareness of inTEST solutions and drive lead generation.
- **EMS:** Continue penetrating Memory space through targeted R&D development programs. Believe bigger opportunity has arisen in power device market with EMS' 2nd Gen. High Voltage Test Cell Solution introduced in Q1.
  - INTT teams worked with major ATE to successfully integrate new solution at global leader for analog power devices. Have since received follow-on orders and believe this solution is applicable to many others in this space.

CEO Concluding Comments

- Pleased with progress around strategic investments being made in inTEST
  - Just getting started
  - Setting stage for long-term growth and diversification, in line with Strategic Plan
- inTEST team delivered a truly solid quarter
- Laser focused on capturing growth and driving investments that will position us well long-term
- See Q2 as another strong quarter and anticipate continuing improvement in industrial markets throughout the year as economies continue to strengthen

Financial Overview



Treasurer & CFO, Hugh Regan

- Returned to profitability in Q1'21
- Semi strength driving improved results
- EMS manufacturing consolidation complete resulting in $600k of expected savings annually

inTEST

Operating Performance

	2015	2016	2017	2018	2019	2020	2021 (YTD)
Gross Margin	48%	51%	52%	50%	48%	45%	**49%**
SG&A	31%[a]	31%[a]	30%[ab]	29%[b]	36%[a]	38%[c]	**29%**
Eng. & Prod. Development	10%	9%	6%	6%	8%	9%	**7%**
Operating Margin	7%[a]	11%[a]	16%[ab]	15%[ab]	5%[a]	(2)%[c]	**13%**
EBITDA	9%[a]	12%[a]	8%[a]	9%	8%[a]	1%[c]	**16%**

a. Includes acquisition related expenses: 2015 - $329K; 2016 - $510K; 2017 - $905K; 2019 - $683K
b. Adjusted for contingent consideration adjustment (related to earnout): $7.0M (2017) and $6.9M (2018)
c. Includes restructuring, CEO transition costs, lease impairment and other non-recurring costs of $1.8 million

inTEST

Q1 2021 Financial Results

($ in millions except EPS)

Orders


$26
$22
$18
$14
$10
$13.8
$13.9
$14.4
$17.6
$25.2
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21

Net Revenues


$26.0
$22.0
$18.0
$14.0
$10.0
$11.2
$13.3
$14.4
$14.9
$19.6
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21

Adjusted Net EPS


$0.30
$0.20
$0.10
$0.00
-$0.10
-$0.08
$0.05
$0.07
-$0.01
$0.24
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21

EBITDA


$4
$3
$2
$1
$0
-$1
-$0.93
$0.67
$0.91
$0.01
$3.04
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21

Balance Sheet Highlights

	As of 3/31/2021
Cash and Cash Equivalents	$10.2M
Working Capital	$21.3M
Total Assets	$67.1M
Long-Term Debt	$0
Shareholder Equity	$47.8M

Q2 2021 Guidance

Net Revenue	$20.0M to $21.0M
GAAP Net Earnings per diluted share	$0.20 to $0.24 diluted EPS
Non-GAAP Adjusted Net Earnings per diluted share	$0.23 to $0.27 diluted EPS
Gross Margin	49% to 51%

This outlook is based on the Company's current views with respect to operating and market conditions and customers' forecasts, which are subject to change; as well as our expectations for the balance of the quarter, subject to any strategic investments we may choose to make. Actual results may differ materially as a result of, among other things, the factors described under "Forward-Looking Statements" on slide #2.

inTEST Corporation

Q&A

inTEST Corporation

Thank You

inTEST Corporation

Reconciliations for Non-GAAP Measures

Reconciliations for Non-GAAP Measures
(Dollars in thousands)

Reconciliation of Net Earnings (Loss) (GAAP) to EBITDA (Non-GAAP)	Years Ended December 31,					
	2015	2016	2017	2018	2019	2020
Net earnings (loss) (GAAP)	1,861	2,658	975	3,037	2,322	(895)
Net interest (income) expense	(27)	(49)	(47)	(22)	(17)	33
Income tax expense (benefit)	722	1,549	2,863	2,006	282	(336)
Depreciation expense	464	369	618	768	685	630
Amortization expense	289	229	1,161	1,102	1,257	1,233
EBITDA (Non-GAAP)	3,309	4,756	5,570	6,891	4,529	665

Reconciliations for Non-GAAP Measures
(Dollars in thousands)

Reconciliation of Net Earnings (Loss) (GAAP) to EBITDA (Non-GAAP)	Quarters Ended				
	3/31/20	6/30/20	9/30/20	12/31/20	3/31/21
Net earnings (loss) (GAAP)	(1,143)	170	458	(380)	2,212
Net interest (income) expense	0	25	4	4	0
Income tax expense (benefit)	(250)	13	(25)	(74)	366
Depreciation expense	155	155	164	156	156
Amortization expense	311	309	307	306	304
EBITDA (Non-GAAP)	(927)	672	908	12	3,038

inTEST

Reconciliations for Non-GAAP Measures
(Dollars in thousands, except per share)

Reconciliation of Net Earnings (Loss) (GAAP) to Adjusted Net Earnings (Non-GAAP) and Net Earnings (Loss) Per Diluted Share (GAAP) to Adjusted Net Earnings Per Diluted Share (Non-GAAP)	Years Ended	
	2019	2020
Net earnings (loss) (GAAP)	2,322	(895)
Add back: Acquired intangible amortization	1,257	1,233
Tax adjustments	(9)	(26)
Adjusted net earnings (Non-GAAP)	3,570	312
Diluted weighted average shares outstanding	10,392	10,281
Net earnings (loss) per diluted share (GAAP)	$ 0.22	$ (0.09)
Add back: Acquired intangible amortization	0.12	0.12
Tax adjustments	0.00	0.00
Adjusted net earnings per diluted share (Non-GAAP)	$ 0.34	$ 0.03

Reconciliations for Non-GAAP Measures
(Dollars in thousands, except per share)

Reconciliation of Net Earnings (Loss) (GAAP) to Adjusted Net Earnings (Loss) (Non-GAAP) and Net Earnings (Loss) Per Diluted Share (GAAP) to Adjusted Net Earnings (Loss) Per Diluted Share (Non-GAAP)	Quarters Ended				
	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021
Net earnings (loss) (GAAP)	(1,143)	170	458	(380)	2,212
Add back: Acquired intangible amortization	311	309	307	306	304
Tax adjustments	(4)	(5)	(15)	(2)	(4)
Adjusted net earnings (loss) (Non-GAAP)	(836)	474	750	(76)	2,512
Diluted weighted average shares outstanding	10,221	10,259	10,288	10,283	10,526
Net earnings (loss) per diluted share (GAAP)	$ (0.11)	$ 0.02	$ 0.04	$ (0.04)	$ 0.21
Add back: Acquired intangible amortization	0.03	0.03	0.03	0.03	0.03
Tax adjustments	0.00	0.00	0.00	0.00	0.00
Adjusted net earnings (loss) per diluted share (Non-GAAP)	$ (0.08)	$ 0.05	$ 0.07	$ (0.01)	$ 0.24

Reconciliations for Non-GAAP Measures
(Dollars in thousands, except per share)

Reconciliation of Net Earnings (Loss) (GAAP) to Net Earnings Excluding Restructuring and Other Non-Recurring Charges (Non-GAAP) and Net Earnings (Loss) per diluted share (GAAP) to Net Earnings Excluding Restructuring and Other Non-Recurring Charges per diluted share (Non-GAAP)	Years Ended	
	2019	2020
Net earnings (loss) (GAAP)	2,322	(895)
Less: Restructuring and other non-recurring charges	240	1,833
Tax adjustments	(26)	(245)
Net earnings excluding restructuring and other non-recurring charges (Non-GAAP)	2,536	693
Diluted weighted average shares outstanding	10,392	10,281
Net earnings (loss) per diluted share (GAAP)	$ 0.22	$ (0.09)
Less: Restructuring and other non-recurring charges	0.02	0.18
Tax adjustments	0.00	(0.02)
Net earnings per diluted share excluding restructuring and other non-recurring charges (Non-GAAP)	$ 0.24	$ 0.07

Reconciliations for Non-GAAP Measures
(Dollars in thousands, except per share)

Reconciliation of Net Earnings (Loss) (GAAP) to Net Earnings (Loss) Excluding Restructuring and Other Non-Recurring Charges (Non-GAAP) and Net Earnings (Loss) per diluted share (GAAP) to Net Earnings (Loss) Excluding Restructuring and Other Non-Recurring Charges per diluted share (Non-GAAP)	Quarters Ended				
	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021
Net earnings (loss) (GAAP)	(1,143)	170	458	(380)	2,212
Less: Restructuring and other non-recurring charges	8	216	326	1,283	55
Tax adjustments	(1)	(15)	(19)	(210)	(8)
Net earnings (loss) per diluted share excluding restructuring and other non-recurring charges (Non-GAAP)	(1,136)	371	765	693	2,259
Diluted weighted average shares outstanding	10,221	10,259	10,288	10,340	10,526
Net earnings (loss) per diluted share (GAAP)	$ (0.11)	$ 0.02	$ 0.04	$ (0.04)	$ 0.21
Less: Restructuring and other non-recurring charges	0.00	0.02	0.03	0.13	0.00
Tax adjustments	0.00	0.00	0.00	(0.02)	0.00
Net earnings (loss) per diluted share excluding restructuring and other non-recurring charges (Non-GAAP)	$ (0.11)	$ 0.04	$ 0.07	$ 0.07	$ 0.21

inTEST